EXHIBIT 10.1


                                 TVI CORPORATION

              AMENDED AND RESTATED 1998 INCENTIVE STOCK OPTION PLAN

Section 1.        Purpose of the Plan.
                  -------------------

     This stock option plan (the "Plan") is intended to provide incentives:

     (a) to the officers and other employees of TVI Corporation (the "Company"), or any present or future parent or subsidiary of the Company ("Affiliate") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs");

     (b) to officers, employees, directors, and consultants of the Company and any present or future subsidiaries by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options," collectively with ISO or ISOs, "Options"); and

     (c) to officers, employees, directors, and consultants of the Company and any present or future Affiliates by providing them with either stock bonus grants and/or restricted stock purchase grants for Company Common Stock (collectively, "Stock Grants").

     (d) As used herein, the term "Award" means any Option or Stock Grant hereunder. The terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations").

Section 2.        Common Stock Subject to the Plan.
                  --------------------------------

     (a) The total number of shares of the authorized but unissued shares of the common stock, $.01 par value, of the Company ("Common Stock") for which Awards may be granted under the Plan shall not exceed six million (6,000,000) shares, subject to adjustment as provided in Section 13 hereof.

     (b) If an Award granted hereunder shall expire, be cancelled or otherwise terminate for any reason without having been exercised in full, the un-purchased shares subject thereto shall again be available for subsequent grants under the Plan.

     (c) Common Stock issuable pursuant to an Award granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors of the Company (the "Board") (discussed below in Section 3).


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Section 3.        Administration of the Plan.
                  --------------------------

     (a) General.  The Plan shall be  administered  by the Board.  However,  the
         -------
Board may from time to time appoint a committee to make recommendations concerning operation of the Plan or the granting of Awards. The Board may hold a special meeting to take actions concerning the Plan, or it may take actions concerning the Plan at a regular meeting.

     (b) Powers of the Board.  Subject to the  provisions of the Plan, the Board
         -------------------
shall have sole authority, in its absolute discretion:

               (i) determine the employees of the Company and its subsidiaries to whom ISOs may be granted, and to determine to whom Non-Qualified Options may be granted;

               (ii) determine the time or times at which Awards may be granted;

               (iii) determine the Award price of shares subject to each Award which price shall not be less than the minimum price specified in
          Section 6;

               (iv) determine whether each Award granted shall be an ISO, a Non-Qualified Option or a Stock Grant;

               (v) determine (subject to Section 9) the time or times when each Option shall become exercisable and the duration of the exercise period; and

               (vi) determine whether restrictions such as repurchase Awards are to be imposed on shares subject to Awards and the nature of such restrictions.

               (vii) to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c)  Board   Determinations.   All   determinations,   interpretation   and
          ----------------------
constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

Section 4.        Eligibility.
                  -----------

     (a) Options designated as ISOs may be granted only to employees and others who may eligible under the Code (including officers who are employees) of the Company or an Affiliate. Non-Qualified Options may be granted to any officer, employee, or consultant of the Company or an Affiliate.

     (b) In determining the eligibility of an individual to be granted an Award, as well as in determining the number of shares to be optioned to any person, the Board shall take into account the position and responsibilities of the person being considered, the nature and value to the Company or an Affiliate of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or an Affiliate, and such other factors as the Board may deem relevant.

     (c) No Option designated as an ISO shall be granted to any employee of the Company or an Affiliate if such employee owns, immediately prior to the grant of an Option, stock representing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, unless the purchase price for the stock under such Option shall be at least 110% of its fair market value at the time such Option is granted and the Option, by its terms, shall not be exercisable more than five (5) years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 6 hereof shall apply.


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     (d) The maximum  number of shares of Common  Stock with respect to which an
Option may be granted to any employee in any taxable year of the Company shall not exceed 1,300,000 shares, taking into account shares subject to options granted and terminated, or repriced, during such taxable year, subject to adjustment as provided in Section 13 hereof.

Section 5.        Option Agreement.
                  ----------------

     (a) Each Option shall be evidenced by an option agreement (the "Option Agreement") duly executed on behalf of the Company and by the optionee to whom such Option is granted, which Option Agreement shall comply with and be subject to the terms and conditions of the Plan.

     (b) The Option Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board, provided that Options designated as ISOs shall meet all of the conditions for ISOs as defined in Section 422 of the Code. The date of grant of an Option shall be as determined by the Board. More than one Option may be granted to an individual.

Section 6.        Option Price.
                  ------------

     (a)  Non-Qualified  Options.  The  Option  price or prices of shares of the
          ----------------------
Company's Common Stock for Options designated as Non-Qualified Options shall be as determined by the Board, but in no event shall the Option price be less than eighty-five percent (85%) of the fair market value of such Common Stock at the time the Option is granted as determined by the Board in accordance with the laws of the State of Maryland or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

     (b) ISOs.  The  Option  price or prices of shares of the  Company's  Common
         ----
Stock for ISOs shall be the fair market value of such Common Stock at the time the Option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code as follows:

          (i) If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on such exchange on the date of the grant of the Option.

          (ii) If the shares are traded on the NASDAQ National Market, the fair market value of such shares shall be the mean between the high and low sales prices, if any, as reported in the NASDAQ National Market for the date of the grant of the Option.

          (iii) If the shares are not then either listed on any exchange or quoted in the NASDAQ National Market, the fair market value shall be the average of the "Bid" and "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the Option. If no sales occurred on the date of the grant, market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices or Bid/Ask prices as appropriate on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2.

     (c) If the fair market value cannot be determined under the preceding methods, it shall be determined in good faith by the Board.


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


Section 7.        Option Manner of Payment; Option Manner of Exercise.
                  ---------------------------------------------------

     (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of:

          (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options,

          (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the Options being exercised,

          (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only under such circumstances and on such terms as may from time to time be established by the Board and only if provided for in the Option Agreement. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an Option shall be determined by the Board in accordance with Section 6 hereof. Payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price if provided for in the Agreement. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms,

          (iv) in consideration received by the Company under a formal cashless exercise program maintained with an outside broker adopted by the Board in connection with the Plan, or

          (v) by any other means approved by the Board.

     (b) To the extent that the right to purchase shares under an Option has accrued and is in effect, Options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the Option at such time, during ordinary business hours, after ten business days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the Option.

Section 8.        Exercise of Options.
                  -------------------

     Subject to the provisions of Sections 9 through 11 and 13, each Option granted under the Plan shall be exercisable as follows:

     (a) Vesting.  The Option shall either be fully  exercisable  on the date of
         -------
grant or shall become exercisable thereafter in such installments as the Board may specify;


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


     (b) Full Vesting of Installments.  Once an installment  becomes exercisable
         ----------------------------
it shall remain exercisable until expiration of the Option, unless otherwise specified by the Board;

     (c) Partial  Exercise.  Each Option or installment  may be exercised at any
         -----------------
time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable; and

     (d)  Acceleration of Vesting.  The Board shall have the right to accelerate
          -----------------------
the date of exercise of any installment of any Option; provided that the Board shall not, without the consent of an optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code. The Board, in its sole discretion, shall have the right to provide in any Agreement for the acceleration of the date of exercise of any installment of any Option granted hereunder upon the occurrence of any event or circumstance as the Board shall determine.

Section 9.        Term of Options' Exercisability.
                  -------------------------------

     (a) Term.  Each Option  shall  expire not more than ten (10) years from the
         ----
date of the granting thereof but shall be subject to earlier termination as may be provided in any Agreement evidencing an Option granted hereunder.

     (b)  Exercisability.  Subject to the  provisions  of  Section 10 below,  an
          --------------
Option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such Option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

Section 10.       Employee's Post-Termination Exercise of Options
                  -----------------------------------------------

     (a) An Option will, to the extent not previously exercised by an employee optionee, terminate three (3) months after the date on which optionee's employment by the Company or an Affiliate is terminated (whether such termination be voluntary or involuntary) other than by reason of disability (as defined in Section 22(e)(3) of the Code, and the Regulations thereunder), Cause (as defined below) or death. In the event of termination of employment due to disability or death, the Option will terminate one (1) year from the date of termination of employment due to disability or death. In the event of termination of employment due to Cause, the Option will terminate immediately and automatically upon such termination. After the date optionee's employment is terminated, as aforesaid, optionee may exercise this Option only for the number of shares which optionee had a right to purchase and did not purchase on the date optionee's employment terminated. If optionee is employed by an Affiliate, optionee's employment shall be deemed to have terminated on the date optionee's employer ceases to be an Affiliate of the Company, unless optionee is on that date transferred to the Company or another Affiliate. Optionee's employment shall not be deemed to have terminated if optionee is transferred from the Company to an Affiliate, or vice versa, or from one Affiliate to another Affiliate. "Cause" means, in the absence of an employment, consulting or other agreement otherwise defining Cause and applicable to a particular optionee: (i) incompetence, fraud, personal dishonesty, embezzlement or acts of gross negligence or gross misconduct on the part of optionee in the course of his or her employment or services, (ii) an optionee's engagement in conduct that is materially injurious to the Company or an Affiliate, (iii) an optionee's conviction by a court of competent jurisdiction of, or pleading "guilty" or "no


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contest" to, (x) a felony,  or (y) any other  criminal  charge (other than minor traffic violations) which could reasonably be expected to have a material adverse impact on the Company's or an Affiliate's reputation or business; or
(iv) willful failure by an optionee to follow the lawful directions of a superior officer or the Board.

     (b) If optionee dies while employed by the Company or an Affiliate, optionee's executor or administrator, as the case may be, may, at any time within one (1) year after the date of optionee's death, exercise the Option as to any shares which optionee had a right to purchase and did not purchase during optionee's lifetime. If optionee's employment with the Company or an Affiliate is terminated by reason of optionee's becoming disabled (within the meaning of Section 22(e)(3) of the Code and the Regulations thereunder), optionee or optionee's legal guardian or custodian may at any time within one (1) year after the date of such termination, exercise the Option as to any shares which optionee had a right to purchase and did not purchase prior to such termination. Optionee's executor, administrator, guardian or custodian must present proof of his or her authority satisfactory to the Company prior to being allowed to exercise this Option.

Section 11.       Transferability of Options.
                  --------------------------

     (a) An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the optionee only by the optionee. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the Option.

     (b) Notwithstanding the foregoing, a Nonqualified Stock Option shall be transferable to the extent provided in the Option Agreement.

Section 12.       Provisions Of Stock Grants.
                  --------------------------
     (a) Stock Bonus Grants. Each stock bonus grant shall be evidence by a stock
         ------------------
bonus agreement ("Stock Bonus Agreement") duly executed on behalf of the Company and by the grantee, which Stock Bonus Agreement shall comply with and be subject to the terms and conditions of the Plan. The Stock Bonus Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Bonus Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Agreements need not be identical, but each Stock Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)  Consideration.  A stock bonus may be awarded in consideration for
               -------------
     past services actually rendered to the Company or an Affiliate for its benefit.

          (ii)  Vesting.  Shares of Common Stock  awarded  under the Stock Bonus
                -------
     Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iii) Termination of Stock Bonus Holder's  Employment.  In the event a
                -----------------------------------------------
     stock bonus grantee's employment or other service with the Company terminates, the Company may reacquire any or all of the shares of Common Stock held by the stock bonus grantee which have not vested as of the date of termination under the terms of the Stock Bonus Agreement.


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          (iv)  Transferability.  Rights to acquire shares of Common Stock under
                ---------------
     the Stock Bonus Agreement shall be transferable by the stock bonus grantee only upon such terms and conditions as are set forth in the Stock Bonus Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Stock Bonus Agreement remains subject to the terms of the Stock Bonus Agreement.

     (b) Restricted Stock Purchase Grants.  Each restricted stock purchase grant
         --------------------------------
shall be evidence by a restricted stock purchase agreement ("Restricted Stock Purchase Agreement") duly executed on behalf of the Company and by the grantee, which Restricted Stock Purchase Agreement shall comply with and be subject to the terms and conditions of the Plan. The Restricted Stock Purchase Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Restricted Stock Purchase Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Purchase Agreements need not be identical, but each Restricted Stock Purchase Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)  Purchase  Price.  Subject  to  the  provisions  of  Section  4(c)
               ---------------
     regarding 10% shareholders, the purchase price under each Restricted Stock Purchase Agreement shall be such amount as the Board shall determine and designate in such Restricted Stock Purchase Agreement. In no event, shall the purchase price shall be less than eighty-five percent (85%) of the Common Stock's fair market value on the date such grant is made or at the time the purchase is consummated.

          (ii)  Consideration.  The  purchase  price of  Common  Stock  acquired
                -------------
     pursuant to the Restricted  Stock Purchase  Agreement shall be paid either:
     (A) in cash at the time of purchase; (B) at the discretion of the Board, according to a deferred payment or other similar arrangement with the restricted stock purchase grantee; or (C) in any other form of legal consideration that may be acceptable to the Board in its discretion.

          (iii)  Vesting.  Shares of Common Stock  acquired under the Restricted
                 -------
     Stock Purchase Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv) Termination of Restricted Stock Purchase  Grantee's  Service.  In
               ------------------------------------------------------------
     the event a restricted stock purchase grantee's employment or other service with the Company terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the restricted stock purchase grantee which have not vested as of the date of termination under the terms of the Restricted Stock Purchase Agreement.

          (v)  Transferability.  Rights to acquire  shares of Common Stock under
               ---------------
     the Restricted Stock Purchase Agreement shall be transferable by the restricted stock purchase grantee only upon such terms and conditions as are set forth in the Restricted Stock Purchase Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Purchase Agreement remains subject to the terms of the Restricted Stock Purchase Agreement.

Section 13.       Adjustments.
                  -----------

     (a) Upon the occurrence of any of the following events, an Award holder's rights with respect to Awards granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Award holder and the Company relating to such Award:


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          (i) Common Stock  Dividends and Common Stock Splits.  If the shares of
              -----------------------------------------------
     Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend; and

          (ii)   Recapitalization   or   Reorganization.   In  the  event  of  a
                 ----------------
     recapitalization or reorganization of the Company (except as otherwise provided in any Option Agreement) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities the optionee would have received if the optionee had exercised the Option prior to such recapitalization or reorganization.

          (iii)  Modification  of  ISOs.   Notwithstanding  the  foregoing,  any
                 ----------------------
     adjustments made pursuant to subparagraphs (i) or (ii) with respect to ISOs shall be made only after the Board, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Board determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

          (iv)  Dissolution  or  Liquidation.  In  the  event  of  the  proposed
                ----------------------------
     dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

          (v) Issuances of Securities.  Except as expressly  provided herein, no
              -----------------------
     issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (vi) Fractional  Shares. No fractional share shall be issued under the
               ------------------
     Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          (vii)  Adjustments.  Upon the happening of any of the events described
                 -----------
     in subparagraphs (i) or (ii) above, the class and aggregate number of shares set forth in Section 2 and Section 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Board or Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to
     Section 3, its determination shall be conclusive.

     (b) If any person or entity owning restricted Common Stock obtained by exercise of an Option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (i) or (ii) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Board or the Successor Board.


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Section 14.       No Special Employment Rights.
                  ----------------------------

     Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Award holder any right with respect to the continuation of his employment by the Company or an Affiliate or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Award holder from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time.

Section 15.       Withholding Tax.
                  ---------------

     The Company's obligation to deliver shares upon the exercise of any Award granted under the Plan shall be subject to the Award holder's satisfaction of all applicable Federal, state and local income, excise, employment and any other tax withholding requirements. The Company and employee may agree to withhold shares of Common Stock purchased upon exercise of an Award to satisfy the above-mentioned withholding requirements. The Board shall also have the right to require that shares be withheld from delivery to satisfy such condition.

Section 16.       Restrictions on Issue of Shares.
                  -------------------------------

     (a) Notwithstanding the provisions of Section 7, the Company may delay the issuance of shares covered by an Award and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

          (i) The shares with respect to which such Award has been granted are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration under applicable Federal and state securities acts now in force or as hereafter amended.

     (b) It is intended that all Awards shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any Award may be granted, except as otherwise agreed to by the Company in writing.

Section  17.   Purchase  For   Investment;   Rights  of  Holder  on   Subsequent
               -----------------------------------------------------------------
               Registration.
               ------------

     (a) Unless the shares to be issued in connection with any Award granted under the Plan have been effectively registered or are exempt from registration under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any Award unless the Award holder shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company


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

and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such Award for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     (b) In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an Award shall have been granted, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

Section 18.       Loans.
                  -----

     The Company may make loans to optionees to permit them to exercise Options. If loans are made, the requirements of all applicable Federal and state laws and regulations regarding such loans must be met.

Section 19.       Modification of Outstanding Awards.
                  ----------------------------------

     The Board may authorize the amendment of any outstanding Award with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

Section 20.       Approval of Stockholders.
                  ------------------------

     The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held stockholders' meeting, or by written consent of stockholders holding at least a majority of the voting stock of the Company, within twelve (12) months after the adoption of the Plan by the Board and shall take effect as of the date of adoption by the Board upon such approval. The Board may grant Awards under the Plan prior to such approval, but any such Award shall become effective as of the date of grant only upon such approval and, accordingly, no such Option may be exercisable prior to such approval.

Section 21.       Termination and Amendment.
                  -------------------------

     (a) Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of the Company. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 21, the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 20,


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

increase the maximum number of shares for which Awards may be granted or change the designation of the class of persons eligible to receive Awards under the Plan, or make any other change in the Plan which requires stockholder approval under applicable law or regulations or any applicable rule or regulation of any stock exchange or over-the-counter market on which the Company's Common Stock is then listed. The Board may grant Awards under the Plan prior to such approval, but any such Award shall become effective as of the date of grant only upon such approval and, accordingly, no such Award may be exercisable prior to such approval.

     (b) The Board may terminate, amend or modify any outstanding Award without the consent of the Award holder, provided, however, that, except as provided in
Section 13, without the consent of the optionee, the Board shall not change the number of shares subject to an Award, nor the exercise price thereof, nor extend the term of such Award.

Section 22.       Reservation of Common Stock.
                  ---------------------------

     The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

Section 23.       Limitation of Rights in the Award Shares.
                  ----------------------------------------

     An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Awards except to the extent that the Award shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.



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                    Plan Adopted by the Board on May 8, 1998

              Plan Approved by the Stockholders on October 31, 1998

                Amendment Adopted by the Board on April 20, 2001

             Amendment Approved by the Stockholders on June 5, 2001

       Amendment and Restatement Adopted by the Board on November 1, 2002













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